UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2023

AGAPE ATP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41835	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,
Taman Desa, Kuala Lumpur, Malaysia 58100

(Address of principal executive offices) (Zip Code)

+(60) 192230099

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATPC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 10, 2023, Agape ATP Corporation (the “Company”) entered into an underwriting agreement, substantially in the form attached as Exhibit 1.1 hereto and incorporated herein by reference, with Network 1 Financial Securities, Inc., as underwriter named thereof, in connection with its initial public offering (“IPO”) of 1,650,000 shares of common stock, par value $0.0001 per share (the “Shares”) at a price of $4.00 per share. The Company’s Registration Statement on Form S-1 (File No. 333-239951) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 20, 2020 (as amended, the “Registration Statement”) was declared effective by the Commission on September 29, 2023. The Company issued Representative’s Warrants to purchase up to 115,500 shares of common stock at $4.4 per share, dated October 13, 2023, to Network 1 Financial Securities, Inc., substantially in the form attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

In connection with the IPO, the Company adopted an Insider Trading Policy and Whistleblower Policy, copies of which are attached as Exhibits 99.1, 99.2, respectively, and incorporated herein by reference.

In connection with the IPO, the Company adopted the Audit Committee Charter, the Compensation Committee Charter and the Nomination Committee Charter, copies of which are attached as Exhibits 99.3, 99.4 and 99.5, respectively, and incorporated herein by reference.

On October 10, 2023, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K.

On October 13, 2023, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Form of Underwriting Agreement
4.1	Form of Representative’s Warrants
99.1	Insider Trading Policy
99.2	Whistleblower Policy
99.3*	Audit Committee Charter
99.4*	Compensation Committee Charter
99.5*	Nomination Committee Charter
99.6	Press Release, dated October 10, 2023
99.7	Press Release, dated October 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* previously filed

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION

Date: October 16, 2023	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Director, Chairman of the Board of Directors, Chief Executive Officer, Chief Operating Officer and Secretary

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